EXHIBIT 10.1


                        LOAN PURCHASE AND SALE AGREEMENT

     This Loan Purchase and Sale Agreement (Agreement) is made this ___ day of June, 2002 by and between Las Vegas Golf Center, L.L.C., a Nevada limited liability company (Transferor); ILX Resorts Incorporated, an Arizona corporation (Transferee); and the following Members of Transferor: Lodwrick M. Cook, Sherri
L. Cook and Scott Parnin Cook, individually and collectively referred to as Members (Members).

                                    RECITALS

     A. Transferor is the Payee and Holder of a Secured Promissory Note dated July 31, 2001 in the Principal Amount of $4,900,000.00 by and between Las Vegas Golf Center, L.L.C. as Payee and Holder and VCA Nevada Incorporated, an Arizona corporation as Maker (Note). A copy of the Note is attached to this Agreement as Exhibit A.

     B. Transferor is the Beneficiary of a Deed of Trust and Assignment of Rents dated July 31, 2001 and recorded in Clark County, Nevada at Book 20010726 as Document Number 00184 wherein VCA Nevada Incorporated is the Trustor (Deed of Trust). A copy of the Deed of Trust is attached to this Agreement as Exhibit B.

     C. The Note and Deed of Trust are the loan documents (Loan Documents) evidencing a loan (Loan) between Transferor and VCA Nevada Incorporated, an Arizona corporation.

     D. Transferee desires to purchases and Transferor desires irrevocably to sell, all of Transferor's right, title and interest in and to the Loan and the Loan Documents, subject to the terms, conditions and provisions of this Agreement.

                                    AGREEMENT

     Now, therefore, in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1

                         PURCHASE AND SALE, NO RECOURSE.

     1.1 PURCHASE AND SALE. Subject to all of the provisions, terms and conditions of this Agreement, on the Closing Date (as hereinafter defined)

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Transferee  shall  purchase  and accept from  Transferor  and  Transferor  shall irrevocably sell, transfer and assign to Transferee all of Transferor's right, title and interest in and to the Loan, the Loan Documents and all of Transferor's liens against the real and personal property encumbered by the Deed of Trust. The purchase of the Loan hereunder is made based upon Transferor's representations and warranties set forth in Section 7.1 hereof.

                                    SECTION 2

                                 PURCHASE PRICE

     2.1 AMOUNT OF PURCHASE PRICE. On or before June 28, 2002 or such other date as may be agreed upon in writing by Transferor and Transferee (the "Closing Date"), Transferee shall pay to Transferor for the complete purchase price the sum of Three Million Three Hundred Twenty-Five Thousand Dollars ($3,325,000) (the "Purchase Price") in immediately available funds to purchase the Loan Documents.

     2.2 PAYMENT OF FUNDS. The payment will be made through Escrow #02-06-1386 DTL at Nevada Title in Las Vegas, Nevada with Troy Lockhead as the Escrow Officer. All closing costs of the Escrow will be paid by the parties as is customary in Clark County, Nevada.

                                    SECTION 3

                               COSTS AND EXPENSES.

     Transferor and Transferee shall bear their respective costs and expenses in connection with the negotiation and performance of this Agreement. Without limiting the generality of the foregoing, Transferor shall have no responsibility for the payment of any unpaid or accrued taxes or assessments outstanding on the property which is the subject of the Deed of Trust.

                                    SECTION 4

                             CONDITIONS TO CLOSING.

     4.1 TRANSFEROR'S CONDITIONS. All obligations of the Transferor to sell and transfer the Loan and the Loan Documents to Transferee (the "Closing") are subject to the satisfaction or Transferor's written waiver of the following conditions:

     On the Closing Date:

          A. Transferor shall have received the Purchase Price in accordance with Section 2.

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          B.   All  representations  and  warranties of Transferee  set forth in
               Section 7.2 shall be true.

          C. Transferor shall have received the payment due on the Note on July 1, 2002 which payment may be made through escrow.

     4.2 TRANSFEREE'S CONDITIONS. All obligations of the Transferee to buy and accept the Loan and the Loan Documents are subject to the satisfaction or Transferee's written waiver of the following conditions:

          A. Within two (2) days of the date of this Agreement, Transferee shall have received a counterpart original of this Agreement, duly executed by Transferor.

          B. On the Closing Date, all representations and warranties of Transferor set forth in Section 7.1 shall be true.

          C. Transferee shall have received a Lender's Title Policy from Nevada Title in a form acceptable to Transferee.

                                    SECTION 5

                           DELIVERY OF LOAN DOCUMENTS.

     5.1  BY  TRANSFEROR.   Subject  to  the  timely  satisfaction  of  all  the
conditions  precedent  set forth in Section 4.1,  Transferor  shall deliver upon
Closing:

          A.   The originals of each of the Loan Documents.

          B.   The  Allonge  in  the  form  of  Exhibit  C,  duly   executed  by
               Transferor.

          C. An Assignment of Beneficial Interest in Deed of Trust in the form of Exhibit D duly executed by Transferor.

     5.2  BY  TRANSFEREE.   Subject  to  the  timely  satisfaction  of  all  the
conditions  precedent  set forth in Section 4.2,  Transferee  shall deliver upon
Closing:

          A. A release duly signed by Las Vegas Development Co., L.L.C., a Nevada limited liability company of Transferor for any brokerage fees arising out of Escrow #99-12-0047 DTL at Nevada Title Company in the form attached as E.

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                                    SECTION 6

                         NON-SATISFACTION OF CONDITIONS.

     If the sale and purchase contemplated herein does not close on the Closing Date due to the failure of the satisfaction of any of the conditions contained in Section 4, and if either party does not waive in writing the non-satisfaction of each such condition, this Agreement shall thereupon be cancelled and terminated.

                                    SECTION 7

                         REPRESENTATIONS AND WARRANTIES.

     7.1 TRANSFEROR'S AND MEMBERS' REPRESENTATIONS AND WARRANTIES. Transferor and Members hereby each make the following representations and warranties for the benefit of Transferee as of the Closing Date:

          A. Transferor has all right, power and authority required to execute and deliver this Agreement and to perform the terms of this Agreement.

          B. Transferor is the legal and beneficial owner and holder of the Loan Documents.

          C. Transferor has not assigned or pledged the Loan Documents to any third party. No third party has any claim of right, title, ownership or encumbrance on or to the Note or Deed of Trust.

          D. VCA Nevada Incorporated is not in default under the Loan Documents and no event has occurred which with the passage of time or the giving of notice or both would constitute a default under the Loan Documents. The outstanding principal balance on the Note is $4,900,000.

          E.   Transferor  has no creditors and there is no third party that has
               any  ability  to  cause   Transferor  to  file  a  reorganization
               proceeding.

          F. On or before December 31, 2002, neither Transferor nor any Member shall take any action or sign any documents which would cause or result in Transferor filing a reorganization proceeding.

     7.2 TRANSFEREE'S REPRESENTATIONS AND WARRANTIES. Transferee hereby makes the following representation and warranty for the benefit of Transferor as of the Closing Date:

          A. Transferee has all right, power and authority required to execute and deliver this Agreement and to perform the terms of this Agreement.

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                                    SECTION 8

                                   NO BROKERS.

     Each of Transferor and Transferee further represent and warrant to the other that it has not had any dealings with any agent or broker in connection with the negotiation or performance of this Agreement and each agrees to indemnify and hold the other harmless from any commission, charges or compensation paid to or otherwise claimed by any agent or broker with respect to this Agreement or the transactions contemplated hereunder.

                                    SECTION 9

                               FURTHER ASSURANCES.

     Transferee and Transferor shall execute any and all documents and perform any and all acts reasonably necessary or appropriate to consummate the purchase and sale of the Loan, and the Loan Documents pursuant to the terms and conditions set forth in this Agreement.

                                   SECTION 10

                          SURVIVAL OF REPRESENTATIONS.

     All  representations,   warranties,   covenants,   agreements,   terms  and
conditions made herein will survive the execution, delivery and closing of this Agreement and all transactions contemplated hereunder.

                                   SECTION 11

                          NO THIRD PARTY BENEFICIARIES.

     Nothing in this Agreement, express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any person other than the parties to it and their respective permitted successors and assigns, nor is anything in this Agreement intended to relieve or discharge any obligation of any third person to any party hereto or give any third person any right of subrogation or action against any party to this Agreement.

                                   SECTION 12

                              DESCRIPTIVE HEADINGS.

     The descriptive headings of the several sections of this Agreement are inserted for convenience and will not be deemed to affect the meaning or construction of any of the provisions hereof.

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                                   SECTION 13

                                  CONSTRUCTION.

     The parties agrees that the rule of construction to the effect that any ambiguities are to be resolved against the drafting party will not be employed in the interpretation of this Agreement.

                                   SECTION 14

                                TERMS GENERALLY.

     The defined terms in this Agreement will apply equally to both the singular and the plural forms of the terms defined. Whenever the context may require, any pronoun will include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" when used in this Agreement will be deemed to be followed by the phrase "without limitation." The words "approval" and "notice" when used in this Agreement will be deemed to be preceded by the word "written." All references to "Exhibit" or "Exhibits" in this Agreement mean the exhibits attached hereto, the terms and conditions of which are made a part hereof. All references to "Section" or "Sections" in this Agreement mean the applicable section of this Agreement unless otherwise specified.

                                   SECTION 15

                                ENTIRE AGREEMENT.

     This Agreement constitutes the entire agreement between the parties hereto with respect to the purchase and sale of the Loan, and the Loan Documents, and supersedes any other agreements, negotiations, communications, understandings and commitments whether written or oral, relating thereto. This Agreement may be modified only by a writing signed by all parties to this Agreement.

                                   SECTION 16

                                  SEVERABILITY.

     If any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained in this Agreement.

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                                   SECTION 17

                              TIME OF THE ESSENCE.

     Time is of the essence in the execution and performance of this Agreement and each of its provisions.

                                   SECTION 18

                                  COUNTERPARTS.

     This Agreement may be executed in any number of counterparts, each of which shall constitute one and the same agreement, and either party hereto may execute this Agreement by signing such counterpart.

                                   SECTION 19

                                 GOVERNING LAW.

     This Agreement shall be interpreted, construed and governed by the laws of the State of Nevada.

                                   SECTION 20

                                 ATTORNEY FEES.

     In the event of any litigation or other action to construe, interpret or enforce this Agreement, the prevailing party shall be entitled to recover reasonable attorney and expert witness fees and costs.

                                   SECTION 21

                             SUCCESSORS AND ASSIGNS.

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                                   SECTION 22

                                    NOTICES.

     All notices to be given under this Agreement shall be in writing and either:

          A. Sent by certified mail, return receipt requested, in which case notice shall be deemed delivered three (3) business days after deposit, postage prepaid in the United States Mail,

          B. Sent by a nationally recognized overnight courier, in which case notice shall be deemed delivered one (1) business day after deposit with this courier, or

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          C.   By  telecopy  or similar  means,  if a copy of the notice is also sent by United States Certified Mail, in which case notice shall be deemed delivered on transmittal by telecopier or other similar means provided that a transmission report is generated by reflecting the accurate transmission of the notices, as follows:

If to Transferor:        Las Vegas Golf Center, L.L.C.
                         13849 Weddington Street
                         Sherman Oaks, CA 91401

with a copy to:          Sherri L. Cook
                         13849 Weddington Street
                         Sherman Oaks, CA 91401

If to Transferee:        ILX Resorts Incorporated
                         Attention: Joseph P. Martori, Chairman
                         2111 E. Highland Avenue, Suite 210
                         Phoenix, AZ 85016

with a copy to:          Al Spector, Esq.
                         Spector Law Offices, P.C.
                         4020 N. Scottsdale Road, Suite 300
                         Scottsdale, AZ 85251

These addresses may be changed by written notice to the other party, provided that no notice of a change of address shall be effective until actual receipt by the parties of the notice. Copies of notices are for informational purposes only, and a failure to give or receive copies of any notice shall not be deemed a failure to give notice.

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     IN WITNESS  WHEREOF,  the undersigned have executed this Agreement the date first above set forth.

TRANSFEROR:

LAS VEGAS GOLF CENTER, L.L.C.,
a Delaware limited liability company

By: ______________________________

Its: _____________________________

Date: ____________________________

MEMBERS:

Each of the Members sign below with respect to the Representations and Warranties set forth in Paragraph 7.1:


__________________________________
Lodwrick M. Cook
Date: ____________________________


__________________________________
Sherri L. Cook
Date: ____________________________


__________________________________
Scott Parnin Cook
Date: ____________________________

TRANSFEREE:

ILX RESORTS INCORPORATED, an
Arizona corporation


By:  _____________________________
     Joseph P. Martori
Its: Chairman of the Board
Date: ____________________________


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